UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09141

Eaton Vance Municipal Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

November 30

Date of Fiscal Year End

November 30, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Municipal Income Trust (EVN)

Annual Report

November 30, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report November 30, 2020

Eaton Vance

Municipal Income Trust

Eaton Vance

Municipal Income Trust

November 30, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period opened on December 1, 2019, Treasury and municipal bond rates were trending modestly upward, amid better-than-expected U.S. employment reports and cautious optimism about a détente in U.S.-China trade relations.

In January 2020, however, news of the outbreak of a new coronavirus in China raised investor concerns and led to a “flight to quality” that sparked a brief bond market rally. As the virus turned into a global pandemic in February and March, however, it ended the longest-ever U.S. economic expansion and brought about a global economic slowdown. Credit markets, along with equities, plunged in value amid significant volatility.

In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures to shore up credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates around zero for the foreseeable future and use all the monetary tools at its disposal to support the U.S. economy. These moves helped calm investment markets and initiated a new municipal bond rally that began in April and lasted through most of the summer.

The municipal bond rally was also driven by technical market factors as demand overwhelmed supply. As municipal bonds offered attractive tax-exempt yields versus other fixed-income asset classes, municipal bond funds reported net inflows from May through September 2020 following substantial outflows in March and April.

But midway through August, the municipal rally stalled. Rates hit bottom for the fiscal year on August 11, with 10-year municipal bonds yielding 0.58%. From mid-August through October, prices fell and yields rose, driven in part by Congress’ failure to pass another stimulus bill –$400-$500 billion of which had been projected for state and local government assistance. As issuers rushed to take advantage of low yields in late August and September, increased supply reversed the supply-demand dynamic from earlier in the summer — putting further downward pressure on municipal bond prices and upward pressure on yields.

In November, however, the municipal market reversed course again and closed the period with a strong rally. Joe Biden’s victory in the U.S. presidential election eased the political uncertainties that had dogged markets through much of the fall. The announcement that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials buoyed the markets as well. Municipal bond demand once again exceeded supply, providing an additional tailwind for municipal bond prices.

For the period as a whole, rates declined across the municipal bond yield curve, with the greatest declines occurring at the short end of the curve. The Bloomberg Barclays Municipal Bond Index (the Index), a broad measure of the asset class, returned 4.89% during the period — despite a 3.63% decline in March 2020.

Reflecting investors’ “flight to quality” in response to the pandemic, municipal bonds with higher credit ratings outperformed lower rated issues for most of the period. But in the final month of the period, lower rated issuers outperformed as investors appeared to become more comfortable reaching for yield in an ongoing low-yield environment.

Fund Performance

For the 12-month period ended November 30, 2020, Eaton Vance Municipal Income Trust (the Fund) returned 7.15% at net asset value of its common shares (NAV), outperforming its benchmark, the Index, which returned 4.89%.

The Fund’s overall strategy is to invest primarily in investment-grade municipal bonds in seeking to provide current income exempt from regular federal income tax.

During the period, the Fund employed leverage using residual interest bond financing to enhance the Fund’s tax-exempt income potential. In general, the use of leverage has the effect of achieving additional exposure to the municipal market, thus magnifying the Fund’s exposure to its underlying investments in both up and down market environments.

During a period when interest rates declined and bond prices rose across the municipal bond yield curve, the use of leverage amplified increases in the price of bonds owned by the Fund, and generated additional tax-exempt bond income. For the period as a whole, the use of leverage contributed to Fund performance versus the Index.

Additional contributors to Fund performance versus the Index during the period included an overweight position relative to the Index in the water and sewer sector, and security selections in BBB rated bonds.

In contrast, detractors from performance relative to the Index included security selection in local general obligation bonds, the best-performing sector within the Index during the period; security selection in A rated bonds; and security selection in zero-coupon bonds, the best-performing coupon structure within the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Municipal Income Trust

November 30, 2020

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years

Fund at NAV	01/29/1999	7.15%	6.92%	9.21%
Fund at Market Price	—	7.57	4.97	7.67

Bloomberg Barclays Municipal Bond Index	—	4.89%	3.92%	4.35%

% Premium/Discount to NAV[4]

				–6.23%

Distributions[5]

Total Distributions per share for the period				$0.561
Distribution Rate at NAV				4.05%

Taxable-Equivalent Distribution Rate at NAV				6.84
Distribution Rate at Market Price				4.32

Taxable-Equivalent Distribution Rate at Market Price				7.30

% Total Leverage[6]

Residual Interest Bond (RIB) Financing				35.25%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Municipal Income Trust

November 30, 2020

Fund Profile

Credit Quality (% of total investments)7,8

*	Amount is less than 0.05%.

4

Eaton Vance

Municipal Income Trust

November 30, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. Included in the average annual total return at NAV for the five and ten year periods is the 2016 impact of the tender and repurchase of a portion of the Fund’s Auction Preferred Shares (APS) at 94.5% of the Fund’s APS per share liquidation preference. Had this transaction not occurred, the total return at NAV would be lower for the Fund.

[4]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, as applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rate(s) will vary depending on your income, exemptions and deductions. Rates do not include local taxes.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets applicable to common shares plus Floating Rate Notes.

[7]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

Fund profile subject to change due to active management.

Additional Information

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

Important Notice to Shareholders

On August 13, 2020, the Board of Trustees of the Fund amended and restated the Fund’s By-Laws (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of Fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share Provisions are primarily intended to protect the interests of the Fund and its shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic hedge funds or other activist investors. The Control Share Provisions do not eliminate voting rights for shares acquired in Control Share Acquisitions, but rather, they entrust the Fund’s other “non-interested” shareholders with

5

Eaton Vance

Municipal Income Trust

November 30, 2020

Endnotes and Additional Disclosures — continued

determining whether to approve the authorization of voting rights for such shares. Subject to various conditions and exceptions, the Amended and Restated By-Laws define a “Control Share Acquisition” to include an acquisition of Fund shares that, but for the Control Share Provisions, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Fund Trustees in any of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. Share acquisitions prior to August 13, 2020 are excluded from the definition of Control Share Acquisition. This discussion is only a high-level summary of certain aspects of the Control Share Provisions, and is qualified in its entirety by reference to the full Amended and Restated By-Laws. The Amended and Restated By-Laws were filed by the Fund on Form 8-K with the Securities and Exchange Commission and are available at sec.gov.

6

Eaton Vance

Municipal Income Trust

November 30, 2020

Portfolio of Investments

Tax-Exempt Municipal Securities — 144.5%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.9%

Rickenbacker Port Authority, OH, (OASBO Expanded Asset Pooled Financing Program), 5.375%, 1/1/32	$405	$531,692

Texas Water Development Board, 4.00%, 10/15/37(1)	8,125	9,908,681

		$10,440,373

Cogeneration — 0.0%(2)

Northampton County Industrial Development Authority, PA, (Northampton Generating), (AMT), 5.00%, 12/31/23(3)	$630	$157,552

		$157,552

Education — 10.2%

Arizona Industrial Development Authority, (Doral Academy of Nevada), 5.00%, 7/15/49(4)	$1,115	$1,232,432

Arizona Industrial Development Authority, (Pinecrest Academy of Nevada), 4.00%, 7/15/50(4)	430	437,624

California State University, 5.00%, 11/1/41(1)	13,000	15,788,760

Capital Trust Agency, FL, (Florida Charter Educational Foundation, Inc.), 5.375%, 6/15/38(4)	350	378,910

Capital Trust Agency, FL, (Florida Charter Educational Foundation, Inc.), 5.375%, 6/15/48(4)	655	698,603

Capital Trust Agency, FL, (Liza Jackson Preparatory School, Inc.), 5.00%, 8/1/55	325	376,490

District of Columbia, (District of Columbia International School), 5.00%, 7/1/39	425	502,002

District of Columbia, (District of Columbia International School), 5.00%, 7/1/49	390	450,247

District of Columbia, (KIPP DC), 4.00%, 7/1/39	240	267,106

District of Columbia, (KIPP DC), 4.00%, 7/1/44	230	252,830

District of Columbia, (KIPP DC), 4.00%, 7/1/49	335	366,034

District of Columbia, (Rocketship DC Obligated Group), 5.00%, 6/1/56(4)	2,165	2,271,366

Florida Higher Educational Facilities Financing Authority, (Jacksonville University), 5.00%, 6/1/48(4)	250	258,523

Massachusetts Development Finance Agency, (Boston College), 5.00%, 7/1/42(1)	950	1,151,590

Massachusetts Development Finance Agency, (Boston University), 6.00%, 5/15/59	5,580	7,483,952

Massachusetts Development Finance Agency, (Northeastern University), 5.00%, 3/1/33	770	862,246

Massachusetts Development Finance Agency, (Wentworth Institute of Technology), 5.00%, 10/1/37	1,000	1,144,710

Massachusetts Development Finance Agency, (Williams College), 5.00%, 7/1/46(1)	3,000	3,648,420

Massachusetts Health and Educational Facilities Authority, (Boston College), 5.50%, 6/1/35	1,640	2,422,608

Security	Principal Amount (000’s omitted)	Value

Education (continued)

New Jersey Educational Facilities Authority, (Princeton University), 5.00%, 7/1/29(1)	$2,825	$3,647,357

New Jersey Educational Facilities Authority, (Princeton University), 5.00%, 7/1/31(1)	1,875	2,402,925

Pennsylvania State University, 5.00%, 9/1/42(1)	3,250	4,001,497

Public Finance Authority, WI, (Roseman University of Health Sciences), 5.00%, 4/1/40(4)	755	819,394

Public Finance Authority, WI, (Roseman University of Health Sciences), 5.00%, 4/1/50(4)	380	406,273

Public Finance Authority, WI, (Roseman University of Health Sciences), 5.50%, 4/1/32	165	169,810

Public Finance Authority, WI, (Roseman University of Health Sciences), 5.75%, 4/1/42	415	425,815

Swarthmore Borough Authority, PA, (Swarthmore College), 5.00%, 9/15/46(1)	2,525	3,194,680

University of Michigan, 5.00%, 4/1/48(1)	1,500	1,872,840

		$56,935,044

Electric Utilities — 3.1%

Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 3.20%, 7/1/39	$3,040	$3,137,432

Los Angeles Department of Water and Power, CA, Power System Revenue, 4.00%, 7/1/46(1)	9,000	10,021,590

Michigan Public Power Agency, 5.00%, 1/1/43	775	803,690

New York Power Authority, 4.00%, 11/15/60	3,000	3,499,290

		$17,462,002

Escrowed / Prerefunded — 5.0%

Allegheny County Higher Education Building Authority, PA, (Duquesne University), Prerefunded to 3/1/21, 5.50%, 3/1/31	$1,050	$1,063,881

Apollo Career Center Joint Vocational School District, OH, Prerefunded to 12/1/21, 5.25%, 12/1/33	335	351,914

California Health Facilities Financing Authority, (Sutter Health Obligation Group), Prerefunded to 8/15/23, 5.00%, 8/15/52(1)	10,000	11,281,600

Detroit, MI, Sewage Disposal System, Prerefunded to 7/1/22, 5.25%, 7/1/39	1,860	2,008,763

Detroit, MI, Water Supply System, Prerefunded to 7/1/21, 5.25%, 7/1/41	5,480	5,642,427

Hancock County, OH, (Blanchard Valley Regional Health Center), Prerefunded to 6/1/21, 6.25%, 12/1/34	750	772,463

Jenison Public Schools, MI, Prerefunded to 5/1/21, 5.00%, 5/1/28	500	510,115

Jenison Public Schools, MI, Prerefunded to 5/1/21, 5.00%, 5/1/30	500	510,115

7	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

Lancaster Industrial Development Authority, PA, (Garden Spot Village), Prerefunded to 5/1/23, 5.375%, 5/1/28	$100	$112,300

Lansing Board of Water and Light, MI, Prerefunded to 7/1/21, 5.50%, 7/1/41	500	515,545

Massachusetts Development Finance Agency, (Tufts Medical Center), Prerefunded to 1/1/21, 7.25%, 1/1/32	360	362,048

Massachusetts Development Finance Agency, (Tufts Medical Center), Prerefunded to 1/1/21, 7.25%, 1/1/32	240	241,366

Massachusetts Development Finance Agency, (UMass Memorial), Prerefunded to 7/1/21, 5.50%, 7/1/31	525	541,322

Michigan Finance Authority, (Detroit Water and Sewerage Department), (AMT), Prerefunded to 7/1/22, 5.00%, 7/1/44	1,250	1,341,325

New Jersey Economic Development Authority, (The Seeing Eye, Inc.), Prerefunded to 6/1/22, 5.00%, 6/1/32	250	267,033

New Jersey Health Care Facilities Financing Authority, (Palisades Medical Center), Prerefunded to 7/1/23, 5.25%, 7/1/31	205	231,291

New York, Prerefunded to 2/15/21, 5.00%, 2/15/34(1)	2,500	2,524,925

		$28,278,433

General Obligations — 22.1%

Allegheny County, PA, 5.00%, 11/1/43(1)	$2,875	$3,603,439

Boston, MA, 5.00%, 5/1/38(1)	3,000	3,850,050

Chicago Board of Education, IL, 5.00%, 12/1/42	8,160	8,241,763

Chicago Board of Education, IL, 5.00%, 12/1/46	240	245,849

Chicago, IL, 5.00%, 1/1/44	1,000	1,065,050

Chicago, IL, 5.75%, 1/1/33	1,500	1,676,190

Cleveland, OH, 5.00%, 12/1/43(1)	2,775	3,464,976

Danvers, MA, 5.25%, 7/1/36	885	908,125

Delaware Valley Regional Finance Authority, PA, 5.75%, 7/1/32	1,000	1,432,510

Detroit, MI, 5.50%, 4/1/33	470	548,349

Detroit, MI, 5.50%, 4/1/34	330	385,209

Detroit, MI, 5.50%, 4/1/37	465	541,181

Detroit, MI, 5.50%, 4/1/39	645	750,187

Forest Hills Local School District, OH, 5.00%, 12/1/46(1)	2,775	3,212,368

Frisco Independent School District, TX, (PSF Guaranteed), Prerefunded to 8/15/21, 5.00%, 8/15/37(1)	9,000	9,306,450

Illinois, 5.00%, 11/1/23	1,000	1,055,830

Illinois, 5.00%, 5/1/33	5,000	5,230,950

Illinois, 5.00%, 5/1/35	1,415	1,474,798

Illinois, 5.00%, 12/1/42	3,020	3,200,747

Illinois, 5.50%, 5/1/39	290	327,323

Illinois, 5.75%, 5/1/45	295	335,365

Jackson Public Schools, MI, 5.00%, 5/1/48(1)	2,850	3,482,700

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Kent County, MI, (AMT), 5.00%, 1/1/28	$1,000	$1,023,330

Klein Independent School District, TX, (PSF Guaranteed), 5.00%, 2/1/36(1)	3,250	3,276,097

Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/39	17,900	8,342,474

Massachusetts, 5.00%, 9/1/38(1)	14,500	18,559,855

Monmouth County Improvement Authority, NJ, 5.00%, 1/15/28	340	341,897

Monmouth County Improvement Authority, NJ, 5.00%, 1/15/30	340	341,884

Ohio, 5.00%, 2/1/37(1)	2,775	3,361,996

Pennsylvania, 5.00%, 3/1/32(1)	2,250	2,867,512

Peters Township School District, PA, 5.00%, 9/1/40(1)	2,750	3,461,837

Shoreline School District No. 412, WA, 4.00%, 6/1/38(1)	7,200	8,584,776

State College Area School District, PA, 5.00%, 5/15/44(1)	3,100	3,886,842

Trenton Public Schools, MI, 5.00%, 5/1/42(1)	2,850	3,517,128

Upper Arlington City School District, OH, 5.00%, 12/1/48(1)	2,775	3,418,134

Walled Lake Consolidated School District, MI, 5.00%, 5/1/34	365	411,855

Wayland, MA, 5.00%, 2/1/33	510	514,095

Wayland, MA, 5.00%, 2/1/36	770	776,183

Will County, IL, 5.00%, 11/15/45(1)	5,625	6,681,994

Winchester, MA, 5.00%, 4/15/36	245	248,869

		$123,956,167

Hospital — 15.5%

Allen County, OH, (Mercy Health), 4.00%, 8/1/47(1)	$1,000	$1,116,790

Butler County, OH, (Kettering Health Network Obligated Group), 5.25%, 4/1/31	500	506,755

California Health Facilities Financing Authority, (City of Hope), 4.00%, 11/15/45(1)	6,800	7,860,188

Camden County Improvement Authority, NJ, (Cooper Health System), 5.75%, 2/15/42	1,985	2,136,674

Chattanooga Health, Educational and Housing Facility Board, TN, (CommonSpirit Health), 4.00%, 8/1/44	1,185	1,321,725

Chester County Health and Education Facilities Authority, PA, (Main Line Health System), 4.00%, 9/1/50	2,125	2,481,299

Doylestown Hospital Authority, PA, (Doylestown Health), 4.00%, 7/1/45	310	327,506

Franklin County, OH, (Trinity Health Credit Group), 5.00%, 12/1/47(1)	2,800	3,375,960

Hamilton County, OH, (Cincinnati Children’s Hospital Medical Center), 5.00%, 5/15/34	250	280,095

Hamilton County, OH, (UC Health), 4.00%, 9/15/50	1,665	1,831,600

Maryland Health and Higher Educational Facilities Authority, (Frederick Health System), 4.00%, 7/1/45	250	281,303

Massachusetts Development Finance Agency, (Atrius Health), 4.00%, 6/1/49	735	800,856

8	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Massachusetts Development Finance Agency, (Atrius Health), 5.00%, 6/1/39	$610	$729,426

Massachusetts Development Finance Agency, (Children’s Hospital), 5.00%, 10/1/46(1)	10,000	11,142,200

Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/47(1)	3,550	4,176,220

Massachusetts Development Finance Agency, (UMass Memorial), 5.50%, 7/1/31	30	30,716

Michigan Finance Authority, (Henry Ford Health System), 4.00%, 11/15/50	2,460	2,816,036

Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/42(1)	2,850	3,462,579

Middleburg Heights, OH, (Southwest General Health Center), 5.25%, 8/1/36	500	516,915

Middleburg Heights, OH, (Southwest General Health Center), 5.25%, 8/1/41	800	827,064

New Jersey Health Care Facilities Financing Authority, (AHS Hospital Corp.), 5.00%, 7/1/27	100	100,326

New Jersey Health Care Facilities Financing Authority, (Palisades Medical Center), Prerefunded to 7/1/23, 5.25%, 7/1/31	45	50,338

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/39(1)	3,425	4,066,913

New York Dormitory Authority, (Catholic Health System Obligated Group), 4.00%, 7/1/45	1,595	1,736,189

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/36(4)	800	929,128

Ohio Higher Educational Facility Commission, (University Hospitals Health System, Inc.), 5.00%, 1/15/27	565	614,901

Ohio Higher Educational Facility Commission, (University Hospitals Health System, Inc.), 5.00%, 1/15/29	165	178,773

Oklahoma Development Finance Authority, (OU Medicine), 5.00%, 8/15/38	425	500,569

Oklahoma Development Finance Authority, (OU Medicine), 5.25%, 8/15/43	4,770	5,656,075

Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania Health System), 4.00%, 8/15/42(1)	5,250	6,013,560

Southeastern Ohio Port Authority, OH, (Memorial Health System Obligated Group), 5.00%, 12/1/43	875	888,492

Southeastern Ohio Port Authority, OH, (Memorial Health System Obligated Group), 5.50%, 12/1/43	750	784,597

Tampa, FL, (BayCare Health System), 4.00%, 11/15/46(1)	10,000	11,074,300

Tarrant County Cultural Education Facilities Finance Corp., TX, (Baylor Scott & White Health), 5.00%, 11/15/45(1)	6,200	7,253,380

West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), 5.375%, 6/1/38	1,000	1,087,820

		$86,957,268

Security	Principal Amount (000’s omitted)	Value

Housing — 0.2%

East Hempfield Township Industrial Development Authority, PA, (Student Services, Inc.), 5.00%, 7/1/39	$175	$175,676

Ohio Housing Finance Agency, (GNMA, FNMA, FHLMC), 3.80%, 9/1/38	725	772,270

Texas Student Housing Corp., (University of Northern Texas), 6.85%, 7/1/31	180	179,852

		$1,127,798

Industrial Development Revenue — 5.5%

Clayton County Development Authority, GA, (Delta Air Lines, Inc.), 8.75%, 6/1/29	$373	$375,319

Cleveland, OH, (Continental Airlines), (AMT), 5.375%, 9/15/27	555	555,860

Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 5.125% to 8/1/25 (Put Date), 8/1/35(4)	1,075	1,210,063

National Finance Authority, NH, (Covanta), 4.625%, 11/1/42(4)	1,580	1,619,136

National Finance Authority, NH, (Covanta), (AMT), 4.875%, 11/1/42(4)	1,740	1,793,714

New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.125%, 9/15/23	40	41,928

New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.25%, 9/15/29	4,815	5,050,935

New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.50%, 6/1/33	750	783,750

New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.625%, 11/15/30	2,720	2,887,525

New York Transportation Development Corp., (Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment), (AMT), 4.375%, 10/1/45	6,845	7,610,066

New York Transportation Development Corp., (Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment), (AMT), 5.00%, 10/1/40	3,295	3,837,060

Pennsylvania Economic Development Financing Authority, (Procter & Gamble Paper Products Co.), (AMT), 5.375%, 3/1/31	1,000	1,361,860

Rockdale County Development Authority, GA, (Pratt Paper, LLC), (AMT), 4.00%, 1/1/38(4)	1,525	1,662,235

Tuscaloosa County Industrial Development Authority, AL, (Hunt Refining Co.), 4.50%, 5/1/32(4)	775	860,862

Tuscaloosa County Industrial Development Authority, AL, (Hunt Refining Co.), 5.25%, 5/1/44(4)	690	776,788

Vermont Economic Development Authority, (Casella Waste Systems, Inc.), (AMT), 4.625% to 4/3/28 (Put Date), 4/1/36(4)	300	338,190

		$30,765,291

Insured – Education — 0.8%

Hamilton County, OH, (University Heights Community Urban Development Corp.), (AGM), 5.00%, 6/1/30	$750	$752,745

9	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Education (continued)

Massachusetts College Building Authority, (AGC), 5.50%, 5/1/39	$1,000	$1,556,850

Massachusetts Development Finance Agency, (College of the Holy Cross), (AMBAC), 5.25%, 9/1/32(1)	1,365	1,982,076

		$4,291,671

Insured – Electric Utilities — 1.9%

Cleveland, OH, Public Power System Revenue, (NPFG), 0.00%, 11/15/27	$710	$657,126

Cleveland, OH, Public Power System Revenue, (NPFG), 0.00%, 11/15/38	2,000	1,304,140

Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/25	815	786,972

Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/26	3,000	2,859,480

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/26	305	319,024

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	1,515	1,599,946

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/32	250	265,500

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/34	1,880	1,998,478

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/35	595	632,604

		$10,423,270

Insured – Escrowed / Prerefunded — 0.6%

Bay City Brownfield Redevelopment Authority, MI, (BAM), Prerefunded to 10/1/23, 5.375%, 10/1/38	$500	$571,925

Cleveland, OH, Airport System Revenue, (AGM), Prerefunded to 1/1/22, 5.00%, 1/1/30	600	630,870

Hartland Consolidated Schools, MI, (AGM), Prerefunded to 5/1/21, 5.25%, 5/1/29	1,000	1,020,840

Livonia Public Schools, MI, (AGM), Prerefunded to 5/1/23, 5.00%, 5/1/43	910	1,013,722

		$3,237,357

Insured – General Obligations — 0.8%

Canal Winchester Local School District, OH, (NPFG), 0.00%, 12/1/30	$2,455	$2,073,542

Detroit School District, MI, (AGM), 5.25%, 5/1/32	300	414,321

Massachusetts, (AMBAC), 5.50%, 8/1/30	1,000	1,419,010

Westland Tax Increment Finance Authority, MI, (BAM), 5.25%, 4/1/34	500	553,135

		$4,460,008

Insured – Hospital — 0.6%

Allegheny County Hospital Development Authority, PA, (UPMC Health System), (NPFG), 6.00%, 7/1/24	$250	$297,965

Security	Principal Amount (000’s omitted)	Value

Insured – Hospital (continued)

Toledo Hospital, OH, (AGM), 5.75%, 11/15/38	$2,410	$2,853,250

		$3,151,215

Insured – Lease Revenue / Certificates of Participation — 0.2%

New Jersey Economic Development Authority, (School Facilities Construction), (NPFG), 5.50%, 9/1/28	$1,000	$1,276,950

		$1,276,950

Insured – Other Revenue — 1.1%

Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$4,210	$2,524,148

Massachusetts Development Finance Agency, (WGBH Educational Foundation), (AMBAC), 5.75%, 1/1/42	590	943,764

New York City Industrial Development Agency, NY, (Yankee Stadium), (AGM), 3.00%, 3/1/36	780	848,390

New York City Industrial Development Agency, NY, (Yankee Stadium), (AGM), 3.00%, 3/1/49	1,825	1,914,261

		$6,230,563

Insured – Special Tax Revenue — 3.7%

Garden State Preservation Trust, NJ, (AGM), 0.00%, 11/1/25	$5,250	$4,962,877

Massachusetts, Dedicated Tax Revenue, (NPFG), 5.50%, 1/1/29	1,000	1,323,430

Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/37	20,700	11,949,075

New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (XLCA), 0.00%, 7/1/26	760	711,421

New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (XLCA), 0.00%, 7/1/27	2,020	1,848,522

		$20,795,325

Insured – Transportation — 6.2%

Alameda Corridor Transportation Authority, CA, (NPFG), 0.00%, 10/1/33	$12,425	$9,060,559

Chicago, IL, (O’Hare International Airport), (AGM), 5.50%, 1/1/43	935	1,009,482

New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AGM), (AMT), 5.00%, 1/1/31	850	954,814

New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AGM), (AMT), 5.125%, 1/1/39	1,500	1,669,320

New Jersey Transportation Trust Fund Authority, (Transportation System), (AMBAC), 0.00%, 12/15/28	2,400	2,045,256

New York Thruway Authority, (AGM), 3.00%, 1/1/46	2,555	2,684,845

Ohio Turnpike Commission, (NPFG), 5.50%, 2/15/24	1,000	1,116,280

Ohio Turnpike Commission, (NPFG), 5.50%, 2/15/26	1,000	1,236,250

10	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation (continued)

Pennsylvania Turnpike Commission, (AGM), 6.375%, 12/1/38	$2,500	$3,335,575

Philadelphia Parking Authority, PA, (AMBAC), 5.25%, 2/15/29	1,005	1,009,100

Puerto Rico Highway and Transportation Authority, (AGC), 5.25%, 7/1/41	6,225	7,415,469

Puerto Rico Highway and Transportation Authority, (AGM), 5.50%, 7/1/31	2,370	2,829,235

Puerto Rico Highway and Transportation Authority, (AMBAC), 5.25%, 7/1/38	590	639,200

		$35,005,385

Insured – Water and Sewer — 7.2%

DeKalb County, GA, Water and Sewerage Revenue, (AGM), 5.00%, 10/1/35(1)	$17,985	$22,065,976

Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/34	6,000	2,936,940

Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/35	6,680	3,061,711

Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/36	7,000	3,004,260

Jefferson County, AL, Sewer Revenue, (AGM), 5.00%, 10/1/44	3,750	4,149,150

Puerto Rico Aqueduct and Sewer Authority, (AGC), 5.00%, 7/1/28	4,780	4,886,021

		$40,104,058

Lease Revenue / Certificates of Participation — 0.7%

Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	$625	$631,712

Michigan State Building Authority, 5.00%, 10/15/51(1)	2,850	3,415,383

		$4,047,095

Other Revenue — 0.6%

Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(5)	$1,925	$346,500

Kalispel Tribe of Indians, WA, 5.25%, 1/1/38(4)	485	545,897

Mercer County Improvement Authority, NJ, 4.00%, 3/15/40	700	836,570

Morongo Band of Mission Indians, CA, 5.00%, 10/1/42(4)	890	982,631

Riversouth Authority, OH, (Lazarus Building Redevelopment), 5.75%, 12/1/27	805	806,103

		$3,517,701

Senior Living / Life Care — 7.1%

Clackamas County Hospital Facility Authority, OR, (Rose Villa), 5.25%, 11/15/50	$215	$228,519

District of Columbia, (Ingleside at Rock Creek), 5.00%, 7/1/32	265	269,595

Franklin County, OH, (Friendship Village of Dublin), 5.00%, 11/15/44	650	682,019

Iowa Finance Authority, (Lifespace Communities, Inc.), 5.00%, 5/15/55	1,055	1,141,246

Lancaster County Hospital Authority, PA, (Brethren Village), 5.00%, 7/1/32	725	780,898

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Lee County Industrial Development Authority, FL, (Shell Point/Alliance Obligated Group), 5.00%, 11/15/44	$1,750	$1,917,685

Logan County, CO, (TLC Care Choices, Inc.), 6.875%, 12/1/23(6)	3,109	839,338

Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.00%, 11/15/33(4)	775	846,633

Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.00%, 11/15/38(4)	545	588,867

Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.), 5.00%, 10/1/57(4)	310	331,027

Montgomery County Industrial Development Authority, PA, (Whitemarsh Continuing Care Retirement Community), 5.00%, 1/1/38	3,715	3,781,090

Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront), 5.40%, 10/1/44	1,480	1,548,006

National Finance Authority, NH, (The Vista), 5.25%, 7/1/39(4)	780	800,062

National Finance Authority, NH, (The Vista), 5.625%, 7/1/46(4)	465	481,940

National Finance Authority, NH, (The Vista), 5.75%, 7/1/54(4)	1,270	1,319,682

New Jersey Economic Development Authority, (United Methodist Homes of New Jersey), 4.50%, 7/1/38	700	713,818

New Jersey Economic Development Authority, (United Methodist Homes of New Jersey), 5.00%, 7/1/29	215	229,792

New Mexico Hospital Equipment Loan Council, (Haverland Carter Lifestyle Group), 5.00%, 7/1/32	200	218,970

New Mexico Hospital Equipment Loan Council, (Haverland Carter Lifestyle Group), 5.00%, 7/1/33	125	137,425

New Mexico Hospital Equipment Loan Council, (Haverland Carter Lifestyle Group), 5.00%, 7/1/34	130	141,232

New Mexico Hospital Equipment Loan Council, (Haverland Carter Lifestyle Group), 5.00%, 7/1/39	425	457,151

Palm Beach County Health Facilities Authority, FL, (Lifespace Communities, Inc.), 5.00%, 5/15/53	1,255	1,359,002

Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/39	740	805,712

Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.50%, 6/1/49	3,650	3,980,069

Public Finance Authority, WI, (Penick Village), 5.00%, 9/1/39(4)	775	797,367

Savannah Economic Development Authority, GA, (Marshes Skidaway), 7.125%, 1/1/38	4,960	5,416,866

Tarrant County Cultural Education Facilities Finance Corp., TX, (MRC Stevenson Oaks), 6.625%, 11/15/41	2,665	2,839,771

Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/44	4,250	4,453,150

Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.00%, 12/1/32	335	342,806

Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.25%, 12/1/42	985	1,006,256

11	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Warren County, OH, (Otterbein Homes Obligated Group), 5.75%, 7/1/33	$275	$299,769

Washington Housing Finance Commission, (Transforming Age), 5.00%, 1/1/39(4)	750	795,600

		$39,551,363

Special Tax Revenue — 18.1%

Cleveland, OH, Income Tax Revenue, 5.00%, 10/1/39(1)	$550	$673,151

Cleveland, OH, Income Tax Revenue, 5.00%, 10/1/43(1)	2,200	2,668,138

Franklin County, OH, Sales Tax Revenue, 5.00%, 6/1/38(1)	1,400	1,780,954

Franklin County, OH, Sales Tax Revenue, 5.00%, 6/1/43(1)	1,400	1,760,962

Massachusetts School Building Authority, Sales Tax Revenue, 5.00%, 11/15/46(1)	4,100	5,009,503

Massachusetts, (Rail Enhancement and Accelerated Bridge Programs), 5.00%, 6/1/47(1)	3,000	3,667,650

New River Community Development District, FL, (Capital Improvements), 5.00%, 5/1/13(5)	90	0

New River Community Development District, FL, (Capital Improvements), 5.35%, 5/1/38(5)	35	0

New River Community Development District, FL, (Capital Improvements), Series 2010A-2, 5.75%, 5/1/38	135	135,379

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 11/1/38	3,090	3,634,458

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 8/1/39(1)	6,500	7,345,325

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 8/1/39(1)	12,400	14,190,312

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/15/34(1)	10,000	11,740,200

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/43(1)	14,100	17,423,934

New York State Urban Development Corp., Personal Income Tax Revenue, 4.00%, 3/15/45(1)	5,600	6,329,512

Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue, 5.25%, 12/1/44(1)	3,250	4,150,445

Puerto Rico Sales Tax Financing Corp., 0.00%, 7/1/24	147	137,524

Puerto Rico Sales Tax Financing Corp., 0.00%, 7/1/27	251	220,202

Puerto Rico Sales Tax Financing Corp., 0.00%, 7/1/29	246	204,992

Puerto Rico Sales Tax Financing Corp., 0.00%, 7/1/31	316	241,648

Puerto Rico Sales Tax Financing Corp., 0.00%, 7/1/33	357	252,014

Puerto Rico Sales Tax Financing Corp., 0.00%, 7/1/46	3,403	1,021,445

Puerto Rico Sales Tax Financing Corp., 0.00%, 7/1/51	2,773	601,658

Puerto Rico Sales Tax Financing Corp., 4.329%, 7/1/40	1,347	1,439,889

Puerto Rico Sales Tax Financing Corp., 4.50%, 7/1/34	238	255,167

Puerto Rico Sales Tax Financing Corp., 4.536%, 7/1/53	36	38,603

Puerto Rico Sales Tax Financing Corp., 4.55%, 7/1/40	132	143,039

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

Puerto Rico Sales Tax Financing Corp., 4.75%, 7/1/53	$972	$1,056,010

Puerto Rico Sales Tax Financing Corp., 4.784%, 7/1/58	538	585,688

Puerto Rico Sales Tax Financing Corp., 5.00%, 7/1/58	2,459	2,712,203

Southern Hills Plantation I Community Development District, FL, Series A1, 5.80%, 5/1/35	223	185,983

Southern Hills Plantation I Community Development District, FL, Series A2, 5.80%, 5/1/35	165	127,631

Sterling Hill Community Development District, FL, 6.20%, 5/1/35	552	331,064

Texas Transportation Commission, Prerefunded to 4/1/24, 5.00%, 4/1/33(1)	10,000	11,581,700

		$101,646,383

Student Loan — 0.1%

New Jersey Higher Education Student Assistance Authority, (AMT), 4.75%, 12/1/43	$740	$775,587

		$775,587

Transportation — 19.2%

Central Texas Regional Mobility Authority, Prerefunded to 1/1/21, 5.75%, 1/1/31	$435	$436,962

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/30	1,000	1,123,200

Delaware River and Bay Authority of Delaware and New Jersey, 4.00%, 1/1/44(1)	4,275	4,883,674

Delaware River Joint Toll Bridge Commission of Pennsylvania and New Jersey, 5.00%, 7/1/37(1)	1,825	2,257,123

Delaware River Joint Toll Bridge Commission of Pennsylvania and New Jersey, 5.00%, 7/1/47(1)	6,525	7,925,591

Hawaii, Airports System Revenue, (AMT), 5.00%, 7/1/43(1)	8,850	10,659,117

Illinois Toll Highway Authority, 4.00%, 1/1/44(1)	8,000	9,244,320

Metropolitan Transportation Authority, NY, Green Bonds, 5.25%, 11/15/55	3,000	3,522,270

New Jersey Economic Development Authority, (Port Newark Container Terminal, LLC), (AMT), 5.00%, 10/1/47	750	818,265

New Jersey Economic Development Authority, (Transit Transportation Project), 4.00%, 11/1/38	750	818,422

New Jersey Economic Development Authority, (Transit Transportation Project), 4.00%, 11/1/39	750	818,085

New Jersey Economic Development Authority, (Transit Transportation Project), 5.00%, 11/1/44	11,000	12,864,500

New Jersey Transportation Trust Fund Authority, (Transportation Program), 5.00%, 6/15/44	2,060	2,380,907

New Jersey Transportation Trust Fund Authority, (Transportation System), 5.50%, 6/15/31	1,100	1,126,686

New York Liberty Development Corp., (1 World Trade Center Port Authority Construction), 5.00%, 12/15/41(1)	7,880	8,204,026

12	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.00%, 7/1/41	$1,255	$1,373,058

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.00%, 7/1/46	1,230	1,342,582

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.25%, 1/1/50	1,055	1,158,791

Pennsylvania Economic Development Financing Authority, (Amtrak), (AMT), 5.00%, 11/1/41	3,860	4,121,554

Port Authority of New York and New Jersey, 5.00%, 10/15/42(1)	6,250	7,493,625

Port Authority of New York and New Jersey, (AMT), 4.00%, 9/1/33(1)	7,200	7,944,264

Port Authority of New York and New Jersey, (AMT), 4.50%, 4/1/37(1)	8,500	8,851,475

Port of New Orleans, LA, (AMT), 5.00%, 4/1/40	2,115	2,584,086

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 4.00%, 12/31/37	160	183,306

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 4.00%, 12/31/38	295	337,058

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 4.00%, 12/31/39	155	176,739

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 5.00%, 12/31/35	205	257,049

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Segment 3C), (AMT), 5.00%, 6/30/58	2,720	3,218,957

Texas Transportation Commission, 0.00%, 8/1/37	725	389,760

Texas Transportation Commission, (Central Texas Turnpike System), 0.00%, 8/1/39	750	361,890

Texas Transportation Commission, (Central Texas Turnpike System), 5.00%, 8/15/42	640	721,485

		$107,598,827

Water and Sewer — 12.1%

Atlanta, GA, Water and Wastewater Revenue, 5.00%, 11/1/40(1)	$10,000	$11,870,200

Atlanta, GA, Water and Wastewater Revenue, 5.00%, 11/1/43(1)	6,250	7,830,062

Atlanta, GA, Water and Wastewater Revenue, 5.00%, 11/1/47(1)	14,100	17,559,012

Dallas, TX, Waterworks and Sewer System Revenue, 4.00%, 10/1/43(1)	9,550	11,386,274

Grand Rapids, MI, Sanitary Sewer System Revenue, 5.00%, 1/1/48(1)	2,500	3,069,925

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)

Massachusetts Water Resources Authority, Green Bonds, 5.00%, 8/1/40(1)	$3,000	$3,669,930

Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/34	4,130	4,705,226

Port Huron, MI, Water Supply System, 5.25%, 10/1/31	250	259,723

Sussex County Municipal Utilities Authority, NJ, 0.00%, 12/1/36	1,250	813,975

Texas Water Development Board, 4.00%, 10/15/47(1)	5,500	6,460,905

		$67,625,232

Total Tax-Exempt Municipal Securities — 144.5% (identified cost $732,993,208)		$809,817,918

Taxable Municipal Securities — 5.0%
Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.0%(2)

Northampton County Industrial Development Authority, PA, (Northampton Generating), 5.00%, 12/31/23(3)	$192	$47,999

		$47,999

Escrowed / Prerefunded — 0.5%

Chicago, IL, Prerefunded to 1/1/25, 7.75%, 1/1/42	$2,394	$3,078,397

		$3,078,397

General Obligations — 2.3%

Atlantic City, NJ, 7.50%, 3/1/40	$6,880	$10,132,313

Chicago, IL, 7.75%, 1/1/42	2,424	2,610,527

		$12,742,840

Hospital — 1.1%

California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$6,000	$6,393,600

		$6,393,600

Insured – Housing — 0.5%

Onondaga Civic Development Corp., NY, (Upstate Properties Development, Inc.), (BAM), 3.158%, 12/1/41	$2,745	$2,768,223

		$2,768,223

13	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation — 0.3%

Alameda Corridor Transportation Authority, CA, (AMBAC), 0.00%, 10/1/32	$1,285	$853,972

Alameda Corridor Transportation Authority, CA, (AMBAC), 0.00%, 10/1/33	1,000	633,290

		$1,487,262

Student Loan — 0.1%

Massachusetts Educational Financing Authority, 4.70%, 1/1/30	$565	$612,748

		$612,748

Transportation — 0.2%

New Jersey Transportation Trust Fund Authority, 5.754%, 12/15/28	$750	$850,545

		$850,545

Total Taxable Municipal Securities — 5.0% (identified cost $23,144,009)		$27,981,614

Corporate Bonds & Notes — 2.6%
Security	Principal Amount (000’s omitted)	Value

Hospital — 1.9%

Boston Medical Center Corp., 4.581%, 7/1/47	$835	$951,770

CommonSpirit Health, 3.347%, 10/1/29	1,930	2,096,775

Montefiore Obligated Group, 4.287%, 9/1/50	6,945	7,339,107

		$10,387,652

Other — 0.7%

Morongo Band of Mission Indians, 7.00%, 10/1/39(4)	$3,470	$4,046,054

		$4,046,054

Total Corporate Bonds & Notes — 2.6% (identified cost $13,180,000)		$14,433,706

Total Investments — 152.1% (identified cost $769,317,217)		$852,233,238

Other Assets, Less Liabilities — (52.1)%		$(291,931,062)

Net Assets — 100.0%		$560,302,176

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At November 30, 2020, the concentration of the Trust’s investments in the various states and territories, determined as a percentage of total investments, is as follows:

New York	16.1%

Others, representing less than 10% individually	83.9%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At November 30, 2020, 15.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.3% to 7.2% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).

(2)	Amount is less than 0.05%.

(3)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At November 30, 2020, the aggregate value of these securities is $27,229,001 or 4.9% of the Fund’s net assets.

(5)	Issuer is in default with respect to interest and/or principal payments.

(6)	Security is in default and making only partial interest payments.

Abbreviations:

AGC	–	Assured Guaranty Corp.

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BAM	–	Build America Mutual Assurance Co.

FHLMC	–	Federal Home Loan Mortgage Corp.

FNMA	–	Federal National Mortgage Association

GNMA	–	Government National Mortgage Association

NPFG	–	National Public Finance Guarantee Corp.

PSF	–	Permanent School Fund

XLCA	–	XL Capital Assurance, Inc.

14	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2020

Statement of Assets and Liabilities

Assets	November 30, 2020

Investments, at value (identified cost, $769,317,217)	$852,233,238

Cash	3,851,236

Interest receivable	9,241,325

Receivable for investments sold	1,161,045

Total assets	$866,486,844

Liabilities

Payable for floating rate notes issued	$304,984,766

Payable to affiliates:

Investment adviser fee	275,978

Administration fee	137,989

Trustees’ fees	7,471

Interest expense and fees payable	555,374

Accrued expenses	223,090

Total liabilities	$306,184,668

Net assets	$560,302,176

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$396,672

Additional paid-in capital	478,589,158

Distributable earnings	81,316,346

Net assets	$560,302,176

Common Shares Outstanding	39,667,163

Net Asset Value

Net assets ÷ common shares issued and outstanding	$14.13

15	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2020

Statement of Operations

Investment Income	Year Ended November 30, 2020

Interest	$32,367,712

Total investment income	$32,367,712

Expenses

Investment adviser fee	$3,557,286

Administration fee	1,668,657

Trustees’ fees and expenses	44,030

Custodian fee	130,412

Transfer and dividend disbursing agent fees	20,023

Legal and accounting services	161,915

Printing and postage	50,102

Interest expense and fees	3,857,123

Miscellaneous	113,006

Total expenses	$9,602,554

Net investment income	$22,765,158

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(2,629,010)

Net realized loss	$(2,629,010)

Change in unrealized appreciation (depreciation) —

Investments	$15,442,536

Net change in unrealized appreciation (depreciation)	$15,442,536

Net realized and unrealized gain	$12,813,526

Net increase in net assets from operations	$35,578,684

16	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2020

Statements of Changes in Net Assets

	Year Ended November 30,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$22,765,158	$20,134,524

Net realized gain (loss)	(2,629,010)	2,975,722

Net change in unrealized appreciation (depreciation)	15,442,536	38,422,696

Net increase in net assets from operations	$35,578,684	$61,532,942

Distributions to common shareholders	$(22,260,851)	$(20,937,994)

Capital share transactions —

Issued in connection with tax-free reorganizations (see Note 7)	$—	$204,376,861

Net increase in net assets from capital share transactions	$—	$204,376,861

Net increase in net assets	$13,317,833	$244,971,809

Net Assets

At beginning of year	$546,984,343	$302,012,534

At end of year	$560,302,176	$546,984,343

17	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2020

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended November 30, 2020

Net increase in net assets from operations	$35,578,684

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(101,852,795)

Investments sold	115,054,339

Net amortization/accretion of premium (discount)	1,926,756

Decrease in interest receivable	867,137

Decrease in payable to affiliate for investment adviser fee	(70,016)

Increase in payable to affiliate for administration fee	961

Increase in payable to affiliate for Trustees’ fees	663

Decrease in interest expense and fees payable	(1,023,786)

Decrease in accrued expenses	(33,790)

Net change in unrealized (appreciation) depreciation from investments	(15,442,536)

Net realized loss from investments	2,629,010

Net cash provided by operating activities	$37,634,627

Cash Flows From Financing Activities

Cash distributions paid to common shareholders	$(22,260,851)

Proceeds from secured borrowings	1,700,000

Repayment of secured borrowings	(15,745,000)

Net cash used in financing activities	$(36,305,851)

Net increase in cash	$1,328,776

Cash at beginning of year	$2,522,460

Cash at end of year	$3,851,236

Supplemental disclosure of cash flow information:

Cash paid for interest and fees	$4,880,909

18	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2020

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended November 30,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year (Common shares)	$13.790	$12.700	$13.250	$12.910	$13.020

Income (Loss) From Operations

Net investment income(1)	$0.574	$0.542	$0.611	$0.688	$0.767

Net realized and unrealized gain (loss)	0.327	1.117	(0.528)	0.330	(0.340)

Distributions to APS shareholders —

From net investment income(1)	—	—	(0.004)	(0.008)	(0.008)

Discount on redemption and repurchase of APS(1)	—	—	—	—	0.244

Total income from operations	$0.901	$1.659	$0.079	$1.010	$0.663

Less Distributions to Common Shareholders

From net investment income	$(0.561)	$(0.569)	$(0.629)	$(0.670)	$(0.773)

Total distributions to common shareholders	$(0.561)	$(0.569)	$(0.629)	$(0.670)	$(0.773)

Net asset value — End of year (Common shares)	$14.130	$13.790	$12.700	$13.250	$12.910

Market value — End of year (Common shares)	$13.250	$12.880	$11.050	$12.300	$12.260

Total Investment Return on Net Asset Value(2)	7.15%	13.83%	1.04%	8.13%	4.91	%(3)

Total Investment Return on Market Value(2)	7.57%	22.10%	(5.22)%	5.70%	(3.13)%

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$560,302	$546,984	$302,013	$315,080	$307,135

Ratios (as a percentage of average daily net assets applicable to common shares):(4)

Expenses excluding interest and fees	1.05%	1.19%	1.29%	1.33%	1.30%

Interest and fee expense(5)	0.71%	1.27%	1.61%	1.25%	0.83%

Total expenses	1.76%	2.46%	2.90%	2.58%	2.13%

Net investment income	4.18%	4.02%	4.71%	5.19%	5.54%

Portfolio Turnover	12%	17%	32%	8%	4%

Senior Securities:

Total preferred shares outstanding	—	—	—	3,311 (6)	3,311	(6)

Asset coverage per preferred share	$—	$—	$—	$120,162 (7)	$117,762	(7)

Involuntary liquidation preference per preferred share	$—	$—	$—	$25,000 (8)	$25,000	(8)

Approximate market value per preferred share	$—	$—	$—	$25,000 (8)	$25,000	(8)

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its APS at 94.5% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 2.93%.

(4)	Ratios do not reflect the effect of dividend payments to APS shareholders, if any.

(5)

Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G) and/or iMTP Shares issued to redeem a portion of the Trust’s APS. As of November 30, 2018, the Trust had no APS and iMTP Shares outstanding.

(6)	Preferred shares represent iMTP Shares and APS as of November 30, 2017 and 2016.

(7)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing the result by the number of preferred shares outstanding.

(8)	Plus accumulated and unpaid dividends.

APS	–	Auction Preferred Shares

iMTP Shares	–	Institutional MuniFund Term Preferred Shares

19	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipal Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust seeks to provide current income exempt from regular federal income tax.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of November 30, 2020, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

G  Floating Rate Notes Issued in Conjunction with Securities Held — The Trust may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Trust may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a

20

Eaton Vance

Municipal Income Trust

November 30, 2020

Notes to Financial Statements — continued

trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Trust, and which may have been, but is not required to be, the bond purchased from the Trust (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trust accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes (net of unamortized deferred debt issuance costs) as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 6) at November 30, 2020. Interest expense related to the Trust’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. Structuring fees paid to the liquidity provider upon the creation of an SPV, if any, are recorded as debt issuance costs and are amortized as interest expense to the expected maturity of the related trust. Unamortized structuring fees related to a terminated SPV are recorded as a realized loss on extinguishment of debt. At November 30, 2020, the amounts of the Trust’s Floating Rate Notes outstanding and the related collateral were $304,984,766 and $458,617,852, respectively. The range of interest rates on the Floating Rate Notes outstanding at November 30, 2020 was 0.10% to 0.31%. For the year ended November 30, 2020, the Trust’s average settled Floating Rate Notes outstanding and the average interest rate including fees were $311,742,951 and 1.24%, respectively.

In certain circumstances, the Trust may enter into shortfall and forbearance agreements with brokers by which the Trust agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no shortfalls as of November 30, 2020.

The Trust may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Trust’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Trust’s investment policies do not allow the Trust to borrow money except as permitted by the 1940 Act. Management believes that the Trust’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Trust’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trust’s restrictions apply. Residual interest bonds held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.

H  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

21

Eaton Vance

Municipal Income Trust

November 30, 2020

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended November 30, 2020 and November 30, 2019 was as follows:

	Year Ended November 30,
	2020	2019

Tax-exempt income	$20,542,255	$19,489,026

Ordinary income	$1,718,596	$1,448,968

During the year ended November 30, 2020, distributable earnings was increased by $80,002 and paid-in capital was decreased by $80,002 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of November 30, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed tax-exempt income	$788,564

Deferred capital losses	$(2,133,860)

Net unrealized appreciation	$82,661,642

At November 30, 2020, the Trust, for federal income tax purposes, had deferred capital losses of $2,133,860 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at November 30, 2020, $1,134,409 are short-term and $999,451 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Trust at November 30, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$464,586,830

Gross unrealized appreciation	$87,590,351

Gross unrealized depreciation	(4,928,709)

Net unrealized appreciation	$82,661,642

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Trust. Pursuant to the investment advisory agreement between the Trust and EVM, the investment advisory fee payable by the Trust is 0.70% of the Trust’s average weekly gross assets and is payable monthly. Pursuant to a fee reduction agreement between the Trust and EVM that commenced on May 1, 2010, the annual investment adviser fee was reduced by 0.015% and by an additional 0.015% every May 1 thereafter for the next nineteen years. Pursuant to an amended and restated fee reduction agreement between the Trust and EVM that commenced on November 1, 2018, the annual investment adviser fee was reduced to 0.520% and was to be reduced by 0.015% every May 1 thereafter through 2029. However, this annual fee reduction was accelerated such that effective March 1, 2020 and thereafter, the Trust is subject to an investment adviser fee of 0.400% of average weekly gross assets (0.505% from May 1, 2019 to March 1, 2020). The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Trust who are not interested persons of EVM or the Trust and by the vote of a majority of shareholders. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust, and the amount of any outstanding preferred shares issued by the Trust. Pursuant to a fee reduction agreement with EVM, average weekly gross assets are calculated by adding to net assets the amount payable by the Trust to floating rate note holders, such adjustment being limited to the value of the Auction Preferred Shares (APS) outstanding prior to any APS redemptions by the Trust. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.20% of the Trust’s average weekly gross assets. For the year ended November 30, 2020, the investment adviser fee and administration fee were $3,557,286 and $1,668,657, respectively.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

22

Eaton Vance

Municipal Income Trust

November 30, 2020

Notes to Financial Statements — continued

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $101,852,795 and $114,975,241, respectively, for the year ended November 30, 2020.

5  Common Shares of Beneficial Interest and Shelf Offering

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the years ended November 30, 2020 and November 30, 2019.

Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 2,610,553 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the years ended November 30, 2020 and November 30, 2019, there were no shares sold by the Trust pursuant to its shelf offering.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Trust. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Trust is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended November 30, 2020 and November 30, 2019.

In addition, the Trust issued 15,884,819 shares in connection with the reorganizations described below in Note 7 during the year ended November 30, 2019.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At November 30, 2020, the hierarchy of inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$809,817,918	$—	$809,817,918

Taxable Municipal Securities	—	27,981,614	—	27,981,614

Corporate Bonds & Notes	—	14,433,706	—	14,433,706

Total Investments	$—	$852,233,238	$—	$852,233,238

7  Reorganizations

During the year ended November 30, 2019, the Trust acquired the net assets of Eaton Vance Michigan Municipal Income Trust (Michigan Trust), Eaton Vance Massachusetts Municipal Income Trust (Massachusetts Trust), Eaton Vance Ohio Municipal Income Trust (Ohio Trust), Eaton Vance Pennsylvania Municipal Income Trust (Pennsylvania Trust) and Eaton Vance New Jersey Municipal Income Trust (New Jersey Trust), (collectively, the “Acquired Trusts”), pursuant to Agreements and Plans of Reorganization (each, a “Plan”) approved by the respective shareholders of the Acquired Trusts. Under the terms of each Plan, the common shares of each Acquired Trust were, in effect, exchanged for new common shares of the Trust with an equal aggregate net asset value. The purpose of each reorganization was to combine two funds managed by EVM with similar investment objectives and policies. Each reorganization was structured as a tax-free reorganization under the Internal Revenue Code.

23

Eaton Vance

Municipal Income Trust

November 30, 2020

Notes to Financial Statements — continued

The net assets and shares outstanding of each Acquired Trust as of the close of business on the closing date of each reorganization and the number of shares issued in each reorganization by the Trust were as follows:

Closing Date	Acquired Trust	Acquired Trust Shares Outstanding	Acquired Trust Net Assets	Trust Shares Issued

December 14, 2018	Michigan Trust	2,012,993	$28,350,296	2,225,350

January 18, 2019	Massachusetts Trust	2,737,021	$39,458,987	3,072,268

January 18, 2019	Ohio Trust	2,857,157	$40,950,334	3,188,385

January 18, 2019	Pennsylvania Trust	2,601,014	$34,007,282	2,647,800

February 22, 2019	New Jersey Trust	4,598,158	$61,609,962	4,751,016

The investment portfolios of the Acquired Trusts were the principal assets acquired by the Trust. For financial reporting purposes, assets received and shares issued by the Trust were recorded at fair value; however, the identified cost of the investments received from the Acquired Trusts were carried forward to align ongoing reporting of the Trust’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Investments and net assets immediately before each reorganization and combined net assets were as follows:

	Acquired Trust			Trust
	Investments, at value	Investments, at cost	Net Assets	Net Assets	Combined Net Assets

Michigan Trust	$44,892,357	$44,148,855	$28,350,296	$302,980,628	$331,330,924

Massachusetts Trust	$59,742,970	$57,396,209	$39,458,987

Ohio Trust	$61,325,033	$58,872,323	$40,950,334

Pennsylvania Trust	$54,653,170	$53,514,276	$34,007,282

	$175,721,173	$169,782,808	$114,416,603	$334,032,029	$448,448,632

New Jersey Trust	$93,352,282	$89,688,645	$61,609,962	$452,778,473	$514,388,435

Included in net assets of the Acquired Trusts immediately before each reorganization were accumulated net realized gain (loss) and unrealized appreciation (depreciation) as follows:

	Accumulated Net Realized Gain (Loss)	Unrealized Appreciation (Depreciation)

Michigan Trust	$63,537	$743,502

Massachusetts Trust	$30,866	$2,346,761

Ohio Trust	$25,810	$2,452,710

Pennsylvania Trust	$(1,151,503)	$1,138,894

New Jersey Trust	$(778,784)	$3,663,637

Assuming each reorganization had been completed on December 1, 2018, the beginning of the Trust’s annual reporting period, the Trust’s pro forma results of operations for the year ended November 30, 2019 are as follows:

Net investment income	$21,152,288

Net realized and unrealized gain	$52,166,934

Net increase in net assets from operations	$73,319,222

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganizations were completed, it was not practicable to separate the amounts of revenue and earnings of each Acquired Trust since the closing date of each reorganization through November 30, 2019.

24

Eaton Vance

Municipal Income Trust

November 30, 2020

Notes to Financial Statements — continued

8  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Trust’s performance, or the performance of the securities in which the Trust invests.

9  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 10, 2020, the Trust’s Board approved a new investment advisory agreement. The new investment advisory agreement was approved by Trust shareholders at a joint special meeting of shareholders held on January 7, 2021, and would take effect upon consummation of the transaction.

25

Eaton Vance

Municipal Income Trust

November 30, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Municipal Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Municipal Income Trust (the “Trust”), including the portfolio of investments, as of November 30, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of November 30, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 21, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

26

Eaton Vance

Municipal Income Trust

November 30, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended November 30, 2020, the Trust designates 92.28% of distributions from net investment income as an exempt-interest dividend.

27

Eaton Vance

Municipal Income Trust

November 30, 2020

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

28

Eaton Vance

Municipal Income Trust

November 30, 2020

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Income Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

29

Eaton Vance

Municipal Income Trust

November 30, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Municipal Income Trust.

At a meeting held on November 10, 2020 (the “November Meeting”), the Board of Trustees (each, a “Board” and, collectively, the “Board”) of each closed-end Fund (each, a “Fund” and, collectively, the “Funds”1) managed by Eaton Vance Management (“Eaton Vance”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds or Eaton Vance, voted to approve a new investment advisory agreement between each Fund and Eaton Vance, each of which is intended to go into effect upon the completion of the Transaction (as defined below) (each, a “New Agreement” and, collectively, the “New Agreements”). The Board’s evaluative process is more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by Eaton Vance and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendations. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including, but not limited to, information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from Eaton Vance and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by Eaton Vance and Morgan Stanley and their respective affiliates during meetings on November 5, 2020 and November 10, 2020.

The Contract Review Committee again met with senior representatives of Eaton Vance and Morgan Stanley at its meeting on November 10, 2020, to further discuss the approval of the New Agreements. The representatives from Eaton Vance and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered Eaton Vance’s and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impact, of the Transaction that relate to the Funds, including the expected impact on the businesses conducted by Eaton Vance with respect to the Funds and, with respect to those Funds (including Eaton Vance Municipal Income Trust) that have shares registered under the Securities Act of 1933, as amended, pursuant to shelf registration statements, Eaton Vance Distributors, Inc. as the distributor of those shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•

A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction, including with respect to the solicitation of shareholder approval of the New Agreements;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to the potential impact of the Transaction on personnel and/or other resources of Eaton Vance and its affiliates, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at Eaton Vance and its affiliates;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

[1]	References to the Funds do not include Eaton Vance Floating-Rate Income Plus Fund.

30

Eaton Vance

Municipal Income Trust

November 30, 2020

Board of Trustees’ Contract Approval — continued

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of Eaton Vance and its affiliates as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements

•	A representation that, after the Closing, all of the Funds will continue to be advised by Eaton Vance, and will continue under the “Eaton Vance” brand;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and Eaton Vance (collectively, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by Eaton Vance to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by Eaton Vance in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by Eaton Vance to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•	Profitability analyses of Eaton Vance with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Closing, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information regarding any contemplated changes to the policies and practices of Eaton Vance with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ post-Closing affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about Eaton Vance

•

Information about the financial results and condition of Eaton Vance since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Confirmation that there are no immediately contemplated post-Closing changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable post-Closing;

31

Eaton Vance

Municipal Income Trust

November 30, 2020

Board of Trustees’ Contract Approval — continued

•	The Code of Ethics of Eaton Vance and its affiliates, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by Eaton Vance and its affiliates, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of Eaton Vance and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance and its affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by Eaton Vance and/or administrator to each of the Funds;

•

Information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices, trading volume data, distribution rates and other relevant matters;

•	Confirmation that Eaton Vance intends to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that Eaton Vance and Morgan Stanley will continue to keep the Board apprised of developments as the Transaction progresses and prior to and, as applicable, following the Closing;

•	Confirmation that the current senior management team at Eaton Vance has indicated its strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of Eaton Vance regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received reports and participated in presentations provided by Eaton Vance and its affiliates with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by Eaton Vance under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by Eaton Vance under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Eaton Vance, and that Morgan Stanley and Eaton Vance have advised the Board that, following the Closing, there is not expected to be any diminution in the nature, extent and quality of services provided by Eaton Vance to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and Eaton Vance and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Closing, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and Eaton Vance’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for Eaton Vance and existing Morgan Stanley affiliates and their respective personnel.

The Board considered Eaton Vance’s management capabilities, investment processes and investment performance in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of Eaton Vance’s investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and

32

Eaton Vance

Municipal Income Trust

November 30, 2020

Board of Trustees’ Contract Approval — continued

other services, the compensation methods of Eaton Vance and other factors, including the reputation and resources of Eaton Vance to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and Eaton Vance regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from Eaton Vance and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which Eaton Vance or its affiliates may be subject in managing the Funds and in connection with the Transaction. The Board considered the deep experience of Eaton Vance and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Funds. In this regard, the Board considered, among other things, Eaton Vance’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.

The Board considered the compliance programs of Eaton Vance and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of Eaton Vance and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of Eaton Vance, the Board noted information regarding the impact of the Transaction, as well as Eaton Vance’s and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for Eaton Vance and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by Eaton Vance and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanations from Eaton Vance concerning the Fund’s relative performance versus the peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, Eaton Vance and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by Eaton Vance and its affiliates and that the Transaction was not expected to have an adverse effect on the ability of Eaton Vance and its affiliates to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by Eaton Vance, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses.

The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by Eaton Vance in response to inquiries from the Contract Review Committee. The Board considered that the New Agreement does not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by Eaton Vance to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services Eaton Vance provides to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to Eaton Vance as between each Fund and other types of accounts.

33

Eaton Vance

Municipal Income Trust

November 30, 2020

Board of Trustees’ Contract Approval — continued

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by Eaton Vance, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by Eaton Vance and relevant affiliates thereof in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by Eaton Vance and its affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by Eaton Vance and its affiliates were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and Eaton Vance are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from Eaton Vance and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by Eaton Vance and its affiliates in connection with their respective relationships with the Funds, including the benefits of research services that may be available to Eaton Vance and its affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by Eaton Vance and its affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by Eaton Vance and its affiliates in connection with services provided pursuant to the Current Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of Eaton Vance and its affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which Eaton Vance and its affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of Eaton Vance and its affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and Eaton Vance are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by Eaton Vance, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by Eaton Vance. The Board also considered the fact that the Funds are not continuously offered in the same manner as an open-end fund and that, notwithstanding that certain Funds (including Eaton Vance Municipal Income Trust) are authorized to issue additional common shares through a shelf offering, the Funds’ assets may not increase materially in the foreseeable future.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

34

Eaton Vance

Municipal Income Trust

November 30, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipal Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 144 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 143 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2022. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 143 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class II Trustee	Until 2022. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None

Cynthia E. Frost 1961	Class I Trustee	Until 2021. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class I Trustee	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2021. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

35

Eaton Vance

Municipal Income Trust

November 30, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class III Trustee	Until 2023. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee	Until 2023. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class III Trustee	Until 2023. Trustee since 2018.

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Class III Trustee	Until 2023. Trustee since 2018.

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class I Trustee	Until 2021. Trustee since 2015.

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class II Trustee	Until 2022. Trustee since 2016.

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President	2021	Vice President of EVM and BMR.

36

Eaton Vance

Municipal Income Trust

November 30, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election. Each officer serves until his or her successor is elected.

37

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

38

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

151    11.30.20

Item 2.	Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended November 30, 2019 and November 30, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	11/30/19	11/30/20
Audit Fees	$87,800	$85,725
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,352	$16,242
All Other Fees(3)	$0	$0

Total	$104,152	$101,967

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended November 30, 2019 and November 30, 2020; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	11/30/19	11/30/20
Registrant	$16,352	$16,242
Eaton Vance(1)	$59,903	$51,800

(1)	Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Cynthia J. Clemson is responsible for the overall and day-to-day management of the Fund’s investments. Ms. Clemson is a Vice President of EVM, has been a portfolio manager of the Fund since July 2015 and is Co-Director of the Municipal Investments Group. She has managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Registered Investment Companies	9	$4,448.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$201.0	0	$0

The following table shows the dollar range of Fund shares beneficially owned by the portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Cynthia J. Clemson	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise her discretion in a manner that she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipal Income Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	January 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	January 25, 2021

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	January 25, 2021